GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Institutional, Service, Investor, Class R6 and Class P Shares of the

Goldman Sachs High Quality Floating Rate Fund (the “Fund”)

Supplement dated December 18, 2020 to the

Prospectuses dated July 29, 2020, as supplemented to date (the “Prospectuses”)

The Fund’s distributions from net investment income are currently declared daily and paid monthly.

Effective February 1, 2021, the Fund’s distributions from net investment income will be declared and paid monthly. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectuses for future reference.

SSFI3OPCHGSTK 12-20